Exhibit 99.1
                                                                    ------------



                   Transactions in the Company's Common Stock
                   ------------------------------------------

---------------- -------------------- ----------------- --------------- --------
 Trade Date             Buy/Sale           Price          Quantity      Note
---------------- -------------------- ----------------- --------------- --------
    11/1/2006             SELL             $8.20          33,700          1
---------------- -------------------- ----------------- --------------- --------
    11/1/2006             SELL             $8.20           9,200          2
---------------- -------------------- ----------------- --------------- --------
    11/1/2006             SELL             $8.20           2,400          3
---------------- -------------------- ----------------- --------------- --------
    11/1/2006             SELL             $8.20             500          3
---------------- -------------------- ----------------- --------------- --------
    11/1/2006             SELL             $8.20           4,200          2
---------------- -------------------- ----------------- --------------- --------
   11/28/2006             SELL             $8.40           6,000          1
---------------- -------------------- ----------------- --------------- --------
   11/28/2006             SELL             $8.40           3,000          2
---------------- -------------------- ----------------- --------------- --------
   11/28/2006             SELL             $8.40           7,000          3
---------------- -------------------- ----------------- --------------- --------
   11/28/2006             SELL             $8.40           9,000          3
---------------- -------------------- ----------------- --------------- --------
   11/28/2006             SELL             $8.40          25,000          2
---------------- -------------------- ----------------- --------------- --------


Notes
-----

1 - Trade by Oracle Partners
2 - Trade by a Domestic Fund other than Oracle Partners
3 - Trade by a Foreign Fund